Exhibit 99.1

Fleet Update Summary

February 2, 2010 Transocean Ltd. (NYSE: RIG)

Transocean Ltd. (NYSE: RIG) Fleet Update Summary

Updated: February 2, 2010

Revisions to Fleet Update Summary Noted in Bold

Dynamically positioned «

Rig Type/Name	Floater Type		Yr. (1) Entered Service	Water Depth (Feet)	Drilling Depth (Feet)	Location	Customer	Estimated Contract Start/Idle Date (2)	Estimated Expiration /Out of Service (2) (3)	Current Contract Dayrate (4) (Dollars)		Previous Contract Dayrate (4) (Dollars)
Deepwater
Sedco 709	semi	«	1977/1999	5,000	25,000	Nigeria			Stacked
Midwater Floaters (See Footnote 10)
GSF Aleutian Key	semi		1976/2001	2,300	25,000	Gabon			Stacked
Transocean John Shaw (5)	semi		1982	1,800	25,000	UKNS	Petrofac	Nov-09	Jan-10	249,000		285,000
								Feb-10	45 days Shipyard or Project
						UKNS	Petrofac	Apr-10	Sep-10	250,000	(7)	249,000
J.W. McLean (5)	semi		1974/1996	1,250	25,000	UKNS	Petro-Canada	May-09	Feb-10	433,000		389,000
						UKNS	Petro-Canada	Feb-10	Mar-10	259,000		433,000
						UKNS	ADTI	Mar-10	May-10	See Footnote 6		259,000
						UKNS	ADTI	May-10	Jul-10	See Footnote 6		N/A
Standard Jackups
GSF Adriatic IX			1981	350	25,000	Nigeria	Afren	Sep-09	May-10	97,000		188,000
						Nigeria	Afren	May-10	Oct-10	95,000		97,000
Randolph Yost			1979	300	25,000	India	ONGC	Jan-10	Mar-10	77,000	(8)	148,000
Ron Tappmeyer			1978	300	25,000	India	ONGC	Jan-10	Mar-10	78,000	(8)	148,000
Transocean Shelf Explorer			1982	300	20,000	Malaysia			Stacked
Trident XII			1982/1992	300	25,000	India	ONGC	Jan-10	Mar-10	77,000	(8)	140,000
GSF Rig 141			1982	250	20,000	Egypt	Petrobel	Jan-10	Jul-10	58,000	(9)	110,000
Transocean Mercury			1969/1998	250	20,000	Egypt			Stacked
Fixed-Price Options
Midwater Floaters
Transocean John Shaw (5)	semi		1982	1,800	25,000	UKNS	Petrofac	Sep-10	Dec-10	See Footnote 7
Standard Jackups
GSF Rig 141			1982	250	20,000	Egypt	Petrobel	Jul-10	Jan-11	See Foonote 9

Transocean Ltd. (NYSE: RIG) Fleet Update Summary

Updated: February 2, 2010

Revisions to Fleet Update Summary Noted in Bold

Dynamically positioned «

Footnotes

(1) Dates shown are the original service date and the date of the most recent upgrade, if any.

(2) As of April 2, 2009, Estimated Contract Start/Idle and Estimated Expiration/Out of Service Dates are calculated as follows: (1) for events estimated to occur between the 1st and 15th of a month, the previous month is reported (i.e. a contract which is estimated to commence on May 4, 2009 will be reported as commencing in April 2009) and (2) for events estimated to occur between the 16th and the end of a month, the actual month is reported (i.e. a contract which is estimated to commence on May 24, 2009 will be reported as commencing in May 2009).

(3) Expiration dates represent Transocean’s current estimate of the earliest date the contract for each rig is likely to expire. Some rigs have two or more contracts in continuation, so the last line shows the estimated earliest availability. Many contracts permit the client to extend the contract. The out of service time represents those days in 2009 where Transocean anticipates that a rig will be out of service and not be available to earn an operating dayrate for a period of 14 days or longer. Please refer to the “Out of Service Days (Shipyards, Mobilizations, Etc.)” section of the Disclaimers & Definitions for a full description.

(4) Represents the full operating dayrate, although the average dayrate over the term of the contract will be lower and could be substantially lower. Does not reflect incentive programs which are typically based on the rig’s operating performance against a performance curve. Please refer to the “Client Contract Duration and Dayrates and Risks Associated with Operations” section of the Disclaimers & Definitions for a description of dayrates.

(5) Reflects the current contracted dayrate which is comprised of a foreign currency component and which could change due to foreign exchange adjustments.

(6) For the period of time that this rig is contracted to Applied Drilling Technology International, the drilling management services division of the company’s U.K. operating subsidiary, or Applied Drilling Technology Inc., the company’s U.S. drilling management services subsidiary, accounting rules require that we eliminate the revenues and costs related to those contracts from the contract drilling segment of the consolidated statement of operations. Revenues from turnkey contract will be recognized in other revenues and is contingent upon successful completion of the well program.

(7) The customer has the right to convert the term from 6 months at a dayrate of $250,000 to 9 months at a dayrate of $247,000 by March 1, 2010.

(8) The final dayrate will be the lower of this number or the fixture from the customer’s upcoming 7 units Jackup tender results.

(9) The customer has the right to convert the term from 6 months at a dayrate of $58,000 to 12 months at a dayrate of $55,000 by May 3, 2010.

(10) In January 2010, Transocean sold the GSF Arctic II and GSF Arctic IV. Transocean will provide a bareboat charter on the GSF Arctic IV until the end of its current contract. Transocean will no longer include the GSF Arctic II in its Fleet Status Reports or Update Summaries.

Transocean Ltd. (NYSE: RIG) Fleet Update Summary

Updated: February 2, 2010

Revisions to Fleet Update Summary Noted in Bold

Dynamically positioned «

DISCLAIMERS & DEFINITIONS

The information contained in this Monthly Fleet Update Summary (this “Fleet Update”) is as of the date of this Fleet Update only and is subject to change without notice to the recipient. Transocean Ltd. (“Transocean”) assumes no duty to update any portion of the information contained herein. Only newly signed contracts, significant changes to existing contracts and changes to estimated out of service time of 60 days or more since the Fleet Status Report dated January 7, 2010 are included in this Fleet Update.

DISCLAIMER. NEITHER TRANSOCEAN LTD. NOR ITS AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED “AS IS.” Neither Transocean Ltd. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use. All information provided by Transocean in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean.

Customer Contract Duration, Timing and Dayrates and Risks Associated with Operations. The duration and timing (including both starting and ending dates) of the customer contracts are estimates only, and customer contracts are subject to cancellation, suspension and delays for a variety of reasons, including some beyond the control of Transocean. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean. Our customer contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. The dayrates do not include revenue for mobilizations, demobilizations, upgrades, shipyards or recharges.

Out of Service Days (Shipyards, Mobilizations, Etc.). Changes in estimated out of service time for 2010 are noted where changes in the time Transocean anticipates that a rig will be out of service and not be available to earn an operating dayrate have changed by a period of 60 days or longer since the previously issued Monthly Fleet Update Summary or Comprehensive Fleet Status Report. The changes to estimated out of service time included in this Fleet Update are not firm and could change significantly based on a variety of factors. Any significant changes to our estimates of out of service time for 2010 will be reflected in subsequent Monthly Fleet Updates and Comprehensive Fleet Status Reports, as applicable. No estimates are made for 2011 and beyond.

Out of service time is denoted as “Mob/Contract Prep” and “Shipyard or Project” out of service days. Mob/Contract Prep refers to periods during which the rig is being mobilized, demobilized and/or modifications or upgrades are being made as a result of contract requirements. Shipyard or Project refers to periods during which the rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig. Similar Mob/Contract Prep and Shipyard or Project periods of durations under 14 days will occur but are not noted in the Update. In some instances such as certain mobilizations, demobilizations, upgrades and shipyards, we are paid compensation by our customers that is generally recognized over the life of the underlying contract, although such compensation is not typically significant in relation to the revenue generated by the dayrates we charge our clients.

Forward-Looking Statement. The statements made in the Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Fleet Update include, but are not limited to, statements involving the estimated duration of customer contracts, contract dayrate amounts, future contract commencement dates and locations and planned shipyard projects and other out of service time. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, shipyard delays, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, Transocean’s ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, factors affecting the duration of contracts including well-in-progress provisions, the actual amount of downtime, factors resulting in reduced applicable dayrates, hurricanes and other weather conditions, terrorism, political and other uncertainties inherent in non-U.S. operations (including the risk of war, civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in Transocean’s most recently filed Form 10-K, in Transocean’s Forms 10-Q for subsequent periods and in Transocean’s other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements, except as required by law.

Fleet Classification. Transocean uses a rig classification for its semisubmersible rigs and drillships to reflect the company’s strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification “High Specification Floaters” is comprised of “Ultra-Deepwater” which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths equal to or greater than 7,500 feet, “Deepwater” which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and “Harsh Environment” comprised of five of the company’s premium harsh environment rigs, the semisubmersibles Henry Goodrich, Transocean Leader, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled “Midwater Floaters” represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet. The jackup fleet is subdivided into two categories; “High Specification” which consists of harsh environment and high performance jackups and “Standard”.

Stacking. An “Idle” rig is between contracts, readily available for operations, and operating costs are typically at or near normal levels. A “Stacked” rig, on the other hand, is manned by a reduced crew or unmanned and typically has reduced operating costs and is (i) preparing for an extended period of inactivity, (ii) expected to continue to be inactive for an extended period, or (iii) completing a period of extended inactivity.

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